UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): May 17, 2023
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DIAMEDICA THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

British Columbia	001-36291	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Carlson Parkway, Suite 210 Minneapolis, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

(763) 312-6755
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting common shares, no par value per share	DMAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At an Annual General and Special Meeting of Shareholders held on May 17, 2023, the shareholders of DiaMedica Therapeutics Inc. (the “Company”) approved two amendments to the Company’s Articles (collectively, the “Articles Amendments”), one of which enhanced the procedural mechanics and disclosure requirements relating to director nominations made by the Company’s shareholders in order to make reference to the universal proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), ensure an orderly nomination and election process, and ensure that a dissident’s interests are fully disclosed to the Company and its shareholders, and the other which provided that only the Board of Directors (the “Board”) may fix the number of directors of the Company. The Articles Amendments became effective immediately upon approval of the Company’s shareholders.

The full text and a description of the Articles Amendments can be found in “Voting Proposal Three—Approval of Amendment to Articles Regarding Director Nominations by Shareholders” and “Voting Proposal Four—Approval of Amendment to Articles Regarding Board Authority to Fix Number of Directors” in the Company’s definitive proxy statement for the Company’s 2023 Annual General and Special Meeting of Shareholders filed with the SEC on April 4, 2023 (the “2023 Proxy Statement”), which description is incorporated herein by this reference. Amended and Restated Articles of the Company, incorporating the Articles Amendments, are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held a 2023 Annual General and Special Meeting of Shareholders (the “2023 AGM”) on May 17, 2023. As of the close of business on March 21, 2023, the record date for the 2023 AGM, there were 26,460,688 voting common shares, no par value, of the Company (“Common Shares”) outstanding and entitled to vote at the 2023 AGM. Each Common Share was entitled to one vote. Shareholders holding an aggregate of 13,340,273 Common Shares entitled to vote at the 2023 AGM, representing 50.4% of the outstanding Common Shares as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the 2023 AGM.

At the 2023 AGM, the Company’s shareholders considered three voting proposals, each of which is described in more detail in the Company’s 2023 Proxy Statement.

The final voting results of each voting proposal brought before a vote of the Company’s shareholders at the 2023 AGM are set forth below:

Voting Proposal One - Election of Directors.

The six director nominees proposed by the Board were elected to serve as members of the Board until the next annual general meeting of shareholders and until their respective successors are duly elected and qualified by the following final voting results:

	Votes For	Votes Withheld	Broker Non-Votes
Richard Pilnik	4,574,007	357,427	8,408,839
Michael Giuffre, M.D.	4,665,154	266,280	8,408,839
Tanya Lewis	4,627,912	303,522	8,408,839
James Parsons	4,673,229	258,205	8,408,839
Rick Pauls	4,658,601	272,833	8,408,839
Charles Semba, M.D.	4,678,225	253,209	8,408,839

Voting Proposal Two - Appointment of Independent Registered Public Accounting Firm and Authorization to Fix Remuneration.

The voting proposal to appoint Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 and authorize the Board to fix the Company’s independent registered public accounting firm’s remuneration was approved by the following final voting results:

Votes For	Votes Withheld	Broker Non-Votes
13,051,215	289,058	0

Voting Proposal Three – Approval of Amendment to Articles Regarding Director Nominations by Shareholders.

The voting proposal to approve an amendment to the Company’s Articles regarding director nominations by shareholders was approved by the following final voting results:

Votes For	Votes Against	Broker Non-Votes
4,520,227	411,207	8,408,839

Voting Proposal Four – Approval of Amendment to Articles Regarding Board Authority to Fix Number of Directors.

The voting proposal to approve an amendment to the Company’s Articles regarding the Board’s authority to fix the number of directors was approved by the following final voting results:

Votes For	Votes Against	Broker Non-Votes
3,403,969	1,527,464	8,408,839

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Articles of DiaMedica Therapeutics Inc. Effective May 17, 2023
104	The Cover Page from this Current Report on Form 8-K, Formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMEDICA THERAPEUTICS INC.

By:	/s/ Scott Kellen
Scott Kellen
Chief Financial Officer and Secretary

Date: May 18, 2023

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